UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020 (May 20, 2020)
___________________

HOLLYFRONTIER CORPORATION
(Exact name of Registrant as specified in its charter)

DE	001-03876		75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
2828 N. Harwood, Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2020, Mr. J.W. Gann, Jr. notified the Board of Directors (the “Board”) of HollyFrontier Corporation (the “Corporation”) that he will retire as Vice President, Controller and Chief Accounting Officer effective June 1, 2020. In connection with Mr. Gann’s retirement, the Board appointed Ms. Indira Agarwal as the Vice President, Controller and Chief Accounting Officer of the Corporation to replace Mr. Gann and designated Ms. Agarwal as the principal accounting officer of the Corporation, in each case effective upon Mr. Gann’s retirement.

Ms. Agarwal, 44, joined the Corporation in April 2018 and served as Director, Budgeting & Reporting of the Corporation from such time until her appointment as Vice President, Controller and Chief Accounting Officer. Prior to such time, Ms. Agarwal held roles of increasing responsibility at Cardtronics, Inc. from July 2013 to April 2018, including serving as Vice President, North America Accounting from January 2015 to April 2018, and at Direct Energy from January 2005 to July 2010 and October 2010 to January 2013. Ms. Agarwal is a member of the Fellowship of Chartered Certified Accountants.

There are no arrangements or understandings between Ms. Agarwal and any other person pursuant to which Ms. Agarwal was selected as an officer. Ms. Agarwal has no family relationship with any director or executive officer of the Corporation or any person nominated or chosen by the Corporation to become a director or executive officer. There are no transactions in which Ms. Agarwal has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:    /s/ Richard L. Voliva III
Richard L. Voliva III
Executive Vice President and
Chief Financial Officer

Date: May 21, 2020